UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________________

SCHEDULE 14A INFORMATION

_____________________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

VEEA INC.
(Name of Registrant as Specified in its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

VEEA INC.
164 E. 83rd Street
New York, NY 10028
Telephone: (212) 535-6050

November 10, 2026

Dear Fellow Stockholders:

On behalf of the board of directors (“Board of Directors”) of Veea Inc., I cordially invite you to attend the 2026 annual meeting of stockholders (the “Annual Meeting”) of Veea Inc., which will be held virtually via the internet, commencing at 10:00 AM Eastern Time on Monday, December 28, 2026. In order to attend the meeting, you must log on to www.virtualshareholdermeeting.com/VEEA2026 and log in using the control number on your Notice of Internet Availability (“Internet Notice”) or proxy card, and follow the instructions on the website. The Annual Meeting will be held for the following purposes:

1.      To elect one Class II director to serve for a three-year term that expires at the 2029 Annual Meeting of Stockholders, or until the election and qualification of his successor in office, subject to his earlier death, resignation or removal (“Proposal 1”);

2.      To approve an amendment to Section 4(a) of the Company’s 2024 Equity Incentive Plan (the “2024 Plan”) to increase the number of shares of common stock reserved for issuance with respect to awards granted under the 2024 Plan from 553,022 shares of common stock to 750,000 shares of common stock by adding 196,978 shares reserved for awards under the Plan, to read as follows: Subject to the provisions of Section 14, the maximum aggregate number of Shares that may be issued under the Plan shall be 750,000 shares, plus (B) an increase commencing on January 1, 2027 and continuing annually on each anniversary thereof through and including January 1, 2034, equal to the lesser of (i) three percent (3%) of the shares of common stock issued and outstanding on the last day of the immediately preceding calendar year and (ii) such smaller number of shares of common stock as determined by the Board or the Committee (the “Plan Share Limit”). The Shares subject to the Plan may be authorized but unissued or reacquired shares. (“Proposal 2”);

3.      To ratify the appointment of PKF O’Connor Davis, LLP as our independent registered public accounting firm for the year ending December 31, 2026 (“Proposal 3”); and

4.      To transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.

To all stockholders of record at the close of business on October 29, 2026, attached to this letter are a Notice of Annual Meeting of Stockholders and the Proxy Statement, which describe the business to be conducted at the Annual Meeting.

Your vote is important to us. Please act as soon as possible to vote your shares. It is important that your shares be represented at the Annual Meeting, whether or not you plan to attend the Annual Meeting. Please vote by phone, electronically over the Internet or via mail by returning your signed proxy card in the envelope provided.

On behalf of the Board of Directors and management, it is my pleasure to express our appreciation for your continued support.

Sincerely,
/s/ Allen Salmasi
Name:	Allen Salmasi
Title:	Chairman and Chief Executive Officer

VEEA INC.
164 E. 83rd Street
New York, NY 10028
Telephone: (212) 535-6050

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Virtual Meeting Only — No Physical Location

TO BE HELD ON DECEMBER 28, 2026

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Veea Inc., a Delaware corporation (“we”, “us”, “our” or similar terminology), will be held on December 28, 2026, at 10:00 AM Eastern Time. The Annual Meeting will be held as a virtual meeting, for the following purposes:

1.      To elect one Class II director to serve for a three-year term that expires at the 2029 Annual Meeting of Stockholders, or until the election and qualification of his successor in office, subject to his earlier death, resignation or removal (“Proposal 1”);

2.      To approve an amendment to Section 4(a) of the Company’s 2024 Equity Incentive Plan (the “2024 Plan”) to increase the number of shares of common stock reserved for issuance with respect to awards granted under the 2024 Plan from 553,022 shares of common stock to 750,000 shares of common stock by adding 196,978 shares reserved for awards under the Plan, to read as follows: Subject to the provisions of Section 14, the maximum aggregate number of Shares that may be issued under the Plan shall be 750,000 shares, plus (B) an increase commencing on January 1, 2027 and continuing annually on each anniversary thereof through and including January 1, 2034, equal to the lesser of (i) three percent (3%) of the shares of common stock issued and outstanding on the last day of the immediately preceding calendar year and (ii) such smaller number of shares of common stock as determined by the Board or the Committee (the “Plan Share Limit”). The Shares subject to the Plan may be authorized but unissued or reacquired shares. (“Proposal 2”);

3.      To ratify the appointment of PKF O’Connor Davies, LLP as our independent registered public accounting firm for the year ending December 31, 2026 (“Proposal 3”); and

4.      To transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.

Your vote is important. Whether or not you plan to attend the Annual Meeting, I hope that you will vote as soon as possible. You may vote your shares by either completing, signing and returning the accompanying proxy card or casting your vote via a toll-free telephone number or over the Internet.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE CLASS II DIRECTOR NOMINEE IN PROPOSAL NO. 1, AND A VOTE “FOR” EACH OF PROPOSAL NO. 2 AND PROPOSAL NO. 3.

These items of business for the Annual Meeting are described in the accompanying Proxy Statement that follows this notice. Holders of record of our common stock, par value $0.0001, Series A Convertible Preferred Stock, par value $0.0001 (the “Series A Preferred Stock”) and Series A-1 Convertible Preferred Stock, par value $0.0001 (the “Series A-1 Preferred Stock”) as of the close of business on October 29, 2026 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment thereof.

The Annual Meeting will be held as a virtual meeting via live webcast on the Internet on December 28, 2026, at 10:00 AM Eastern Time. Because the Annual Meeting is completely virtual and being conducted via the Internet, stockholders will not be able to attend the Annual Meeting in person. You will be able to attend the Annual Meeting and vote on the day of the Annual Meeting via the Internet by visiting www.virtualshareholdermeeting.com/VEEA2026 and entering the 16-digit control number included on your Internet Notice or proxy card, and follow the instructions on the website. The unique control number allows us to identify you as a stockholder and will enable you to securely log on and vote during the Annual Meeting on the meeting website. Stockholders of record will not be able to ask questions prior or during the Annual Meeting.

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials via the Internet. Accordingly, we plan to first send our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) on or around November 11, 2026 containing instructions on how to access our proxy materials, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “2025 Annual Report”). Stockholders who have received the Notice of Internet Availability will not be sent a printed copy of our proxy materials in the mail unless they request to receive a printed copy.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on December 28, 2026: The accompanying Proxy Statement, along with our 2025 Annual Report, are available at ProxyVote.com.

Your vote is very important to us. Whether or not you plan to attend the Annual Meeting, we encourage you to vote promptly. You may vote by mailing a completed proxy card, by phone or the Internet.

By Order of the Board of Directors,
/s/ Allen Salmasi
Name:	Allen Salmasi
Title:	Chairman and Chief Executive Officer

New York, New York
November 10, 2026

i

VEEA INC.
164 E. 83rd Street
New York, NY 10028
Telephone: (212) 535-6050

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 28, 2026

This proxy statement (the “Proxy Statement”) and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “2025 Annual Report”) are being furnished by and on behalf of the board of directors (the “Board” or the “Board of Directors”) of Veea Inc. (the “Company,” “Corporation,” “VEEA,” “we,” “us,” or “our”), in connection with our 2026 annual meeting of stockholders (the “Annual Meeting”). Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on December 28, 2026: The accompanying Proxy Statement, along with our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “2025 Annual Report”), are available at ProxyVote.com.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

QUESTIONS AND ANSWERS

Who is soliciting my vote?

The Board of Directors (the “Board”) of Veea Inc. is soliciting your vote for the Annual Meeting.

Where can I access the proxy materials?

Pursuant to the rules of the SEC we have provided access to our proxy materials primarily over the internet. Accordingly, a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) has been mailed to holders of record of the company’s shares of common stock, Series A Convertible Preferred Stock and Series A-1 Convertible Preferred Stock at the close of business as of the record date, October 29, 2026. Our proxy materials were mailed to those stockholders who have asked to receive paper copies. Instructions on how to access the proxy materials over the internet, receive our proxy materials via email, or request a printed copy by mail may be found in the Internet Notice.

By accessing the proxy materials on the internet or choosing to receive your future proxy materials by email, you will reduce the cost of printing and mailing documents to you and will reduce the impact the Annual Meeting has on the environment. If you choose to receive future proxy materials by email, and you are an Veea stockholder as of the record date for next year’s annual meeting, you will receive an email next year with instructions containing a link to those materials. If you choose to receive future proxy materials by mail, you will receive a paper copy of those materials, including a form of proxy or voting instruction form.

How can I request copies of the proxy materials?

To receive current and future proxy materials in either paper or electronic form, please contact Greg Deisher, our Executive Vice President, Acting Chief Financial Officer and Chief Operating Officer, at (212) 535-6050 or greg.deisher@veea.com. In addition, we will provide, free of charge, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 upon the written request of any stockholder to Investor Relations at the address set forth below.

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for Internet Notices and proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders, unless Veea has received contrary instructions from one or more of the stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. Veea and some brokers household proxy materials and Internet Notices. If your proxy statement or Internet Notice is being householded and you would like to receive separate copies, or if you are receiving multiple copies and would like to receive a single copy, please contact Greg Deisher, our Executive Vice President, Acting Chief Financial Officer and Chief Operating Officer, at (212) 535-6050 or greg.deisher@veea.com, or write to Veea Inc., 164 E. 83rd Street, New York, NY 10028, Attention: Investor Relations. We will promptly send a separate copy of the proxy statement or Internet Notice if you contact Investor Relations or write to Veea Inc., as directed above, and request a separate copy.

What is the purpose of the Annual Meeting?

The purpose of the Annual Meeting is to vote on the following items described in this Proxy Statement:

•        Proposal No. 1:    To elect one Class II director to serve for a three-year term that expires at the 2029 Annual Meeting of Stockholders, or until the election and qualification of his successors in office, subject to his earlier death, resignation or removal. This proposal is referred to as the “Director Election Proposal.”

•        Proposal No. 2:    To approve an amendment to Section 4(a) of the Company’s 2024 Equity Incentive Plan (the “2024 Plan”) to increase the number of shares of common stock reserved for issuance with respect to awards granted under the 2024 Plan from 553,022 shares of common stock to 750,000 shares of common stock by adding 196,978 shares reserved for awards under the Plan, to read as follows: Subject to the provisions of Section 14, the maximum aggregate number of Shares that may be issued under the Plan shall be 750,000 shares, plus (B) an increase commencing on January 1, 2027 and continuing annually on each anniversary thereof through and including January 1, 2034, equal to the lesser of (i) three percent (3%) of the shares of common stock issued and outstanding on the last day of the immediately preceding calendar year and (ii) such smaller number of shares of common stock as determined by the Board or the Committee. The Shares subject to the Plan may be authorized but unissued or reacquired shares. This proposal is referred to as the “2024 Plan Amendment Proposal.”

•        Proposal No. 3:    To ratify the appointment of PKF O’Connor Davies, LLP (“PKF”) as our independent registered public accounting firm for the year ending December 31, 2026. This proposal is referred to as the “Auditor Ratification Proposal.”

In addition, at their discretion, the proxies if designated as such are authorized to vote upon such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.

Are there any matters to be voted on at the Annual Meeting that are not included in this Proxy Statement?

At the date this Proxy Statement went to press, we did not know of any matters to be properly presented at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the Annual Meeting or any adjournment or postponement thereof for consideration, and you are a stockholder of record and have submitted a proxy card, the persons named in your proxy card will have the discretion to vote on those matters for you.

Who is entitled to vote at the Annual Meeting?

Holders of record of shares of our common stock, Series A Convertible Preferred Stock, par value $0.0001 (the “Series A Preferred Stock”) and Series A-1 Convertible Preferred Stock, par value $0.0001 (the “Series A-1 Preferred Stock”) as of the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement or adjournment thereof. At the close of business on the Record Date, there were 4,060,406 shares of common stock, 212,000 shares of Series A Preferred Stock, and 41,329 shares of Series A-1 Preferred Stock issued and outstanding and entitled to vote.

The common stock together with the Series A Preferred Stock and Series A-1 Preferred Stock is referred to herein as “Voting Stock.” The Voting Stock votes together as a single class unless otherwise provided.

Each stockholder of record is entitled to one vote per share of common stock. The number of votes per share of the Series A Preferred Stock and the Series A-1 Preferred Stock equals one vote per each share of common stock underlying a share of each of the Series A Preferred Stock and the Series A-1 Preferred Stock on an “as converted” basis, which as of the Record date is 9.94 votes per share for the Series A Preferred Stock for a total of 2,098,800 votes, if all shares of Series A Preferred Stock are voted at the Annual Meeting, and 16.13 votes per share for the Series A-1 Preferred Stock for a total of 667,463 votes, if all shares of Series A-1 Preferred stock are voted at the Annual Meeting.

What is the difference between being a “record holder” and holding shares in “street name”?

A record holder (also called a “registered holder”) holds shares in his or her name. Shares held in “street name” means that shares are held in the name of a bank, broker or other nominee on the holder’s behalf.

What do I do if my shares are held in “street name”?

If your shares are held in a brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in “street name.” The proxy materials have been forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by following their instructions for voting. Please refer to information from your bank, broker or other nominee on how to submit your voting instructions.

How many shares must be present to hold the Annual Meeting?

A quorum must be present at the Annual Meeting for any business to be conducted. The holders of a majority in voting power of our Voting Stock issued and outstanding and entitled to vote at the Annual Meeting, present in person, present by means of remote communication in a manner, if any, authorized by the Board of Directors in its sole discretion, or represented by proxy, shall constitute a quorum. On the Record Date there were (i) 4,060,406 shares of common stock issued and outstanding entitling holders to an aggregate of 4,060,406 votes at the Annual Meeting, (ii) 212,000 shares of Series A Preferred Stock issued and outstanding entitling holders to an aggregate of 2,098,800 votes at the Annual Meeting, and 41,329 shares of Series A-1 Preferred Stock issued and outstanding entitling holders to an aggregate of 667,463 votes at the Annual Meeting. As a result, holders of Voting Stock are entitled to an aggregate of 6,826,669 votes at the Annual Meeting and, therefore, Voting Stock representing 3,413,335 votes will constitute a quorum for the conduct of business at the Annual Meeting. If you sign and return your proxy card, or authorize a proxy to vote electronically, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote as indicated in the proxy materials.

Broker non-votes will also be considered present for the purpose of determining whether there is a quorum for the Annual Meeting.

What are “broker non-votes”?

A “broker non-vote” occurs when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a proposal because (1) the broker has not received voting instructions from the stockholder who beneficially owns the shares and (2) the broker lacks the authority to vote the shares at their discretion.

If you do not provide voting instructions to your broker and the broker has indicated that it does not have discretionary authority to vote on a particular proposal, your shares will be considered “broker non-votes” with regard to that matter. Broker non-votes will be considered as represented for purposes of determining a quorum but generally will not be considered as entitled to vote with respect to a particular proposal. Broker non-votes are not counted for purposes of determining the number of votes cast with respect to a particular proposal. Thus, a broker non-vote will make a quorum more readily obtainable, but the broker non-vote will not otherwise affect the outcome of the vote on a proposal that requires the affirmative vote of a majority of the shares present and entitled to vote.

Under the rules of various national and regional securities exchanges interpretations that govern broker non-votes, Proposal Nos. 1 and 2 are considered non-routine matters, and a broker will lack the authority to vote uninstructed shares at their discretion on such proposal. Proposal No. 3 is considered routine matter, and a broker will be permitted to exercise its discretion to vote uninstructed shares on this proposal.

What if a quorum is not present at the Annual Meeting?

If a quorum is not present or represented by proxy at the scheduled time of the Annual Meeting, the chair of the Annual Meeting may adjourn the Annual Meeting until a quorum is present or represented by proxy.

How do I vote my shares without attending the Annual Meeting?

Stockholders of Record

1.      Vote by Internet.

(a)     Before the meeting:    Go to www.proxyvote.com. Use the Internet to transmit your voting instructions and for electronic delivery information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

(b)    During the meeting:    Go to www.virtualshareholdermeeting.com/VEEA2026. You will be able to attend the Annual Meeting online, vote your shares electronically until voting is closed. Obtain a valid legal proxy from the organization that holds your shares and attend and vote at the Annual Meeting.

2.      Vote by mail.    Mark, date, sign and mail promptly the enclosed proxy card (a postage-paid envelope is provided for mailing in the United States).

3.      Vote by telephone.    You may vote by proxy by calling 1-800-690-6903 and following the instructions on the proxy card.

Beneficial Owners of Shares of Voting Stock Held in Street Name

For your convenience, our beneficial owners have the following methods of voting:

1.      Vote by Internet.

(a)     Before the meeting:    Go to www.proxyvote.com. Use the Internet to transmit your voting instructions and for electronic delivery information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

(b)    During the meeting:    Go to www.virtualshareholdermeeting.com/VEEA2026. You will be able to attend the Annual Meeting online, vote your shares electronically until voting is closed. Obtain a valid legal proxy from the organization that holds your shares and attend and vote at the Annual Meeting.

2.      Vote by mail.    Mark, date, sign and mail promptly the enclosed proxy card (a postage-paid envelope is provided for mailing in the United States).

3.      Vote by telephone.    You may vote by proxy by calling 1-800-690-6903 and following the instructions on the proxy card.

If you vote by Internet or by telephone, please DO NOT mail your proxy card.

Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on December 27, 2026.

If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions on how to vote from the bank, broker or holder of record. You must follow the instructions of such bank, broker or holder of record in order for your shares to be voted.

How can I attend and vote at the Annual Meeting?

The Annual Meeting will be conducted virtually via live webcast available at www.virtualshareholdermeeting.com/VEEA2026. You are entitled to participate in the Annual Meeting if you were a stockholder of Voting Stock on October 29, 2026, which is the Record Date, or hold a valid proxy for the Annual Meeting.

To be admitted to the Annual Meeting via live webcast, you must enter the 16-digit control number found next to the label “Control Number” on your Internet Notice or proxy card, and follow the instructions on the website. If you do not have your 16-digit control number, you will be able to login as a guest but will not be able to vote your shares or ask questions during the Annual Meeting. If your shares are held in street name and your voting instruction form or Internet Notice indicates that you may vote those shares through www.proxyvote.com, then you may access, participate in and vote at the Annual Meeting with the 16-digit access code indicated on that voting instruction form or Internet Notice. Otherwise, stockholders who hold their shares in street name should contact their bank, broker or other nominee (preferably at least five days before the Annual Meeting) and obtain a “legal proxy” in order to be able to attend, participate in, or vote at the Annual Meeting.

You may begin to log in to the meeting platform beginning at 9:45 AM, Eastern Time, on December 28, 2026. The Annual Meeting will begin promptly at 10:00 AM, Eastern Time, on December 28, 2026.

Will I be able to ask questions at the Annual Meeting?

We will not have a segment for stockholder questions during the Annual Meeting.

To help ensure that we have a productive and efficient meeting, and in fairness to all stockholders in attendance, you will also find posted our rules of conduct for the Annual Meeting when you log in prior to its start. These rules of conduct will include the following guidelines:

•        Stockholders of record will not be able to ask questions online during the Annual Meeting.

•        No audio or video recordings of the Annual Meeting are permitted.

How does the Board of Directors recommend that I vote?

The Board of Directors recommends that you vote your shares of Voting Stock FOR the director nominee in Proposal No. 1 and FOR each of Proposal Nos. 2 and 3. In addition, at their discretion, the proxies if designated as such are authorized to vote upon such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.

How many votes are required to approve each proposal?

The table below summarizes the proposals that will be voted on, the votes required to approve each item, and how votes are counted:

Proposal	Votes Required	Voting Options	Impact of “Withhold” or “Abstain” Votes	Broker Discretionary Voting Allowed
Proposal No. 1: The Director Election Proposal

Under our Bylaws, the affirmative vote of holders of a plurality of the votes cast on the matter at a meeting at which a quorum is present is required for the election of the directors. Plurality voting simply means that the number of candidates getting the highest number of votes cast “FOR” their election at the Annual Meeting will be elected. Proxies marked “WITHHOLD” and “broker non-votes” are not considered votes cast for the foregoing purpose, and will not affect the outcome of this proposal. If you submit a proxy card with no further instructions, your shares will be voted in accordance with the recommendation of the Board.

		“FOR” “WITHHOLD”	None	No(1)
Proposal No. 2: The 2024 Plan Amendment Proposal

Under our Bylaws, the affirmative vote of a majority of the votes cast on the matter at a meeting at which a quorum is present is required for the approval of Proposal No. 2. Abstentions will have no effect on the determination of this proposal. If you submit a proxy card with no further instructions, your shares will be voted in accordance with the recommendation of the Board.

		“FOR” “AGAINST” “ABSTAIN”	None	No(1)
Proposal No. 3: The Auditor Ratification Proposal

Under our Bylaws, the affirmative vote of a majority of the votes cast on the matter at a meeting at which a quorum is present is required for the ratification of the appointment of PKF O’Connor Davis LLP as our independent registered public accounting firm for the year ending December 31, 2026. Abstentions will have no effect on the determination of this proposal. If you submit a proxy card with no further instructions, your shares will be voted in accordance with the recommendation of the Board.

		“FOR” “AGAINST” “ABSTAIN”	None	Yes(2)

____________

(1)      Proposal Nos. 1 and 2 are considered non-routine matters, and as a result brokers lack authority to exercise their discretion to vote uninstructed shares on this proposal.

(2)      Proposal No. 3 is considered a routine matter, brokers are permitted to exercise their discretion to vote uninstructed shares on this proposal.

What if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board of Directors. The Board of Directors’ recommendations are set forth above, as well as with the description of each proposal in this Proxy Statement.

Who will count the votes?

The appointed inspector of election.

Can I revoke or change my vote after I submit my proxy?

Yes. Whether you have voted by phone, Internet, or mail if you are a stockholder of record, you may change your vote and revoke your proxy by:

•        sending a written statement to that effect to the attention of Greg Deisher, our Executive Vice President, Acting Chief Financial Officer and Chief Operating Officer, via email at greg.deisher@veea.com or via mail at 164 E. 83rd Street New York, NY 10028, provided such statement is received no later than December 27, 2026 at 11:59 p.m. Eastern Time;

•        voting again by Internet at a later time before the closing of those voting facilities at 11:59 p.m., Eastern Time, on December 27, 2026;

•        attending the Annual Meeting, virtually, and voting at the Annual Meeting on December 28, 2026;

•        submitting a properly signed proxy card with a later date that is received no later than December 27, 2026 at 11:59 p.m. Eastern Time; or

•        if you hold shares in street name, you may submit new voting instructions by contacting your bank, broker or other nominee.

Your most recent proxy card or Internet proxy is the one that is counted. Your virtual attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Company before your proxy is voted or you vote at the Annual Meeting.

Who will pay for the cost of this proxy solicitation?

We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees (for no additional compensation) in person or by telephone, electronic transmission and facsimile transmission. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses.

Are there any rights of appraisal?

None of Delaware law, our Amended and Restated Certificate of Incorporation (as amended, the “Certificate of Incorporation”) or our Amended and Restated Bylaws (the “Bylaws”), each as currently in effect, provides for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at this Annual Meeting. Accordingly, you will have no right to dissent and obtain payment for your shares.

Our Principal Executive Offices

Our principal executive offices are located at 164 E. 83rd Street New York, NY 10028. Our telephone number is (212) 535-6050.

PROPOSAL NO. 1 — THE DIRECTOR ELECTION PROPOSAL

Board Size and Structure

Our Board of Directors currently consists of five directors. Our Bylaws provide that the business and affairs of the Company shall be managed by or under the direction of the Board of Directors, and the number of directors will be determined from time to time by our Board of Directors.

Our Certificate of Incorporation provides for a Board of Directors divided into three classes, designated as Class I Directors, Class II Directors and Class III Directors, with only one class of directors being elected in each year and each class serving a three-year term.

The term of office of the Class II director, consisting of Alan Black, will expire at this Annual Meeting.

The term of office of the Class I directors, consisting of Gary Cohen and Michael Salmasi, will expire at the 2028 annual meeting of stockholders (the “2028 Annual Meeting”).

The term of office of the Class III Directors, consisting of Allen Salmasi and Kanishka Roy, will expire at the 2027 annual meeting of stockholders (the “2027 Annual Meeting”).

Current Directors and Terms

Our current directors, their respective positions and terms of office are set forth under the heading “Directors and Officers” on page 14 of this Proxy Statement.

Nominee for Class II Director

Our nominating and corporate governance committee has recommended, and our Board of Directors has approved, Alan Black as nominee for election as Class II Director. If elected by the stockholders at the Annual Meeting, Mr. Black will each serve for a three-year term expiring at the 2029 annual meeting of stockholders, or until the election and qualification of his successors in office, subject to his earlier death, resignation, or removal.

If you are a stockholder of record and you sign your proxy card or vote over the Internet or by telephone but do not give instructions with respect to the voting of directors, your shares will be voted FOR the election of Alan Black as Class II Director. We expect that the nominee will serve if elected. If you own your stock through a broker, bank, or other nominee and you do not give voting instructions, then your shares will not be voted on this matter. The Board of Directors has no reason to believe that the nominee will be unable to serve.

Information about Board of Directors Nominees

This Proxy Statement under the heading “Directors and Officers” on page 14 includes certain biographical information, as of October 29, 2026 for the nominee for director, including all positions he holds, his principal occupation and business experience, and the names of other publicly held companies of which the director or nominee currently serves as a director or he served as a director.

We believe that all of our directors and nominee: display personal and professional integrity; satisfactory levels of education and/or business experience; broad-based business acumen; an appropriate level of understanding of our business and its industry and other industries relevant to our business; the ability and willingness to devote adequate time to the work of our Board of Directors and its committees; skills and personality that complement those of our other directors that helps build a board that is effective, collegial and responsive to the needs of our company; strategic thinking and a willingness to share ideas; a diversity of experiences, expertise and background; and the ability to represent the interests of all of our stockholders. The information presented below regarding each nominee and continuing director also sets forth specific experience, qualifications, attributes and skills that led our Board of Directors to the conclusion that such individual should serve as a director in light of our business and structure.

Director Nominee Qualifications

Alan Black — The Board of Directors believes that Mr. Black is well-qualified to serve on the Board due to his public company background, significant investment experience and background in a wide variety of industries.

Vote Required

The election of the Class II director requires a plurality of the votes cast at the Annual Meeting of the stockholders by the holders of stock entitled to vote in the election.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE CLASS II DIRECTOR NOMINEE SUBMITTED PURSUANT TO THE DIRECTOR ELECTION PROPOSAL.

PROPOSAL NO. 2 — THE 2024 PLAN AMENDMENTS PROPOSAL

Background

The 2024 Plan was adopted and approved by the stockholders. Under the 2024 Plan, we may grant cash and equity incentive awards to eligible service providers in order to attract, motivate and retain the talent for which we compete. 4,460,437 shares of common stock were initially reserved for future issuance under the 2024 Plan, subject to increase by the lesser of three percent (3%) of the aggregate number of fully diluted shares of the Company on the final day of the immediately preceding calendar year or such smaller number of shares as is determined by the administrator of the 2024 Plan.

On December 30, 2025, at our 2025 annual meeting of stockholders, our stockholders approved an amendment to Section 4(a) of the 2024 Plan (“Amendment No. 1”) to increase the number of shares of common stock reserved for issuance with respect to awards granted under the 2024 Plan (“Incentive Awards”) from 553,022 shares of common stock to 750,000 shares of common stock by adding 196,978 shares reserved for awards under the Plan, to read as follows: Subject to the provisions of Section 14, the maximum aggregate number of Shares that may be issued under the Plan shall be 750,000 shares, plus (B) an increase commencing on January 1, 2027 and continuing annually on each anniversary thereof through and including January 1, 2034, equal to the lesser of (i) three percent (3%) of the shares of common stock issued and outstanding on the last day of the immediately preceding calendar year and (ii) such smaller number of shares of common stock as determined by the Board or the Committee (the “Plan Share Limit”). The Shares subject to the Plan may be authorized but unissued or reacquired shares.

On August 28, 2026, we effected a 1-for-20 reverse stock split of all of our issued and outstanding shares of common stock. As a result of the reverse stock split, the maximum number of shares of common stock which may be issued under the 2024 Plan was adjusted to 477,321. On January 1, 2026, pursuant to Section 4(a) of the 2024 Plan, 75,701 shares of common stock, equal to 3% of the number of shares of common stock issued and outstanding as of such date, were automatically added to the aggregate number of shares of common stock which may be issued under the 2024 Plan.

The stockholders are being asked to approve an amendment to Section 4(a) of the 2024 Plan (“Amendment No. 2”) to increase the number of shares of common stock reserved for issuance with respect to awards granted under the 2024 Plan from 553,022 shares of common stock to 750,000 shares of common stock by adding 196,978 shares reserved for awards under the Plan, to read as follows: Subject to the provisions of Section 14, the maximum aggregate number of Shares that may be issued under the Plan shall be 750,000 shares, plus (B) an increase commencing on January 1, 2027 and continuing annually on each anniversary thereof through and including January 1, 2034, equal to the lesser of (i) three percent (3%) of the shares of common stock issued and outstanding on the last day of the immediately preceding calendar year and (ii) such smaller number of shares of common stock as determined by the Board or the Committee. The Shares subject to the Plan may be authorized but unissued or reacquired shares.

We believe strongly that the increase in shares of common stock reserved for issuance with respect to awards granted under the 2024 Plan and the increase in the maximum number of shares of common stock which may be issued pursuant to Incentive Awards under the 2024 Plan is essential to our continued success and therefore is in the best interests of the Company and our stockholders. Our employees are our most valuable assets. The Board believes that grants of stock options, restricted stock units, performance-based restricted stock units and other equity awards under the 2024 Plan help create long-term equity participation in the Company and thereby assist us in attracting, retaining, motivating and rewarding employees, directors, and consultants. The Board also believes that long-term equity compensation is essential to link executive pay to long-term stockholder value creation.

New Plan Benefits

As of October 29, 2026, the Record Date, there were 105,498 shares of common stock remaining available for the grant of awards under the 2024 Plan. On October 21, 2026, our compensation committee of the Board of Directors (the “Compensation Committee”) approved Incentive Awards to Gary Cohen, Alan Black and Kanishka Roy in the form of options to purchase 4,180, 3,702 and 3,384, respectively, shares of the Company’s common stock. In addition, on August 28, 2026, the Company effected a reverse stock split of its issued and outstanding shares of common stock, par value $0.0001 per share, at a ratio of one-for-twenty; accordingly, the amount of shares available for issuance under the 2024 Plan was proportionately adjusted from 11,060,443 shares to 553,022 shares. Without these increases, we will be limited, in the future, as to the number of shares of common stock we will have available for the granting of additional Incentive Awards to employees, which could make it difficult for us to retain our current employees and to also attract new highly qualified employees. Our ability to attract and retain qualified directors to serve on our Board is also contingent on our ability to provide them with compensation in the form of equity which is comparable with the equity compensation provided to directors of other public companies in our industry. This cannot be accomplished without an increase in the 553,022 shares of common stock currently available under the 2024 Plan to 750,000 shares of common stock by adding 196,978 shares reserved for awards under the 2024 Plan. Finally, 302,476 shares of common stock, which is the number of shares that will be available for the granting of Awards under the 2024 Plan (assuming the maximum number of shares of common stock reserved under the 2024 Plan is increased to 750,000 shares with the approval of the stockholders at the Meeting), represents approximately 7.4% of the 4,060,406 shares of common stock issued and outstanding as of October 29, 2026, the Record Date, which the Board has determined reasonable and necessary to properly compensate our employees and directors.

Explanation of Amendment

Section 4(a) of the 2024 Plan currently provides as follows:

“(a) Basic Limitation. Subject to adjustment under Section 14, the maximum aggregate number of shares of common stock that may be issued under the Plan shall be (A) 9,546,421 shares of common stock of the company, plus (B) an increase commencing on January 1, 2026 and continuing annually on each anniversary thereof through and including January 1, 2034, equal to the lesser of (i) three percent (3%) of the Shares issued and outstanding on the last day of the immediately preceding calendar year and (ii) such smaller number of Shares as determined by the Board or the Committee (the “Plan Share Limit”). The Shares subject to the Plan may be authorized but unissued or reacquired shares.”

In the event that Proposal No. 2 is approved by our stockholders at the Annual Meeting, Section 4(a) of the 2024 Plan will, thereafter, read in its entirety as follows:

“(a) Basic Limitation. Subject to the provisions of Section 14, the maximum aggregate number of Shares that may be issued under the Plan shall be 750,000 shares, plus (B) an increase commencing on January 1, 2027 and continuing annually on each anniversary thereof through and including January 1, 2034, equal to the lesser of (i) three percent (3%) of the shares of common stock issued and outstanding on the last day of the immediately preceding calendar year and (ii) such smaller number of shares of common stock as determined by the Board or the Committee (the “Plan Share Limit”). The Shares subject to the Plan may be authorized but unissued or reacquired shares.”

The above-described amendment to the 2024 Plan was approved by the Board by the unanimous written consent of the Board on October 28, 2026 and will not be effective unless and until it is approved by our stockholders. If our stockholders do not approve the amendments to the 2024 Plan, the amendment will not take effect, but we may continue to grant rights to purchase shares under the 2024 Plan in accordance with the current terms and conditions of the 2024 Plan; provided, however, that no Incentive Awards will be made under the 2024 Plan for an aggregate number of shares of common stock in excess of 553,022 shares and no Incentive Awards to the extent that the aggregate of number of shares of common stock which can be issued under all Incentive Awards exceed 553,022 shares of common stock, unless and until the stockholders approve amendments to the 2024 Plan, with respect to such increases. The Board has determined that it is in the best interests of us and our stockholders that these amendments to the 2024 Plan be approved and is asking our stockholders for their approval of these amendments to the 2024 Plan. The form of Amendment No. 2 to the 2024 Plan, which includes these amendments only is attached as Annex A to this Proxy Statement.

Vote Required

The affirmative vote of the majority of votes cast in person at the meeting at the Annual Meeting and entitled to vote, present, present by means of remote communication in a manner authorized by the Board of Directors in its sole discretion, or represented by proxy is required to approve the 2024 Plan Amendment Proposal. Abstentions will have no effect on the outcome of the vote.

Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE 2024 PLAN AMENDMENTS PROPOSAL.

PROPOSAL NO. 3 — THE AUDITOR RATIFICATION PROPOSAL

Appointment of Independent Registered Public Accounting Firm

The audit committee of our Board of Directors appoints our independent registered public accounting firm. In this regard, the audit committee evaluates the qualifications, performance and independence of our independent registered public accounting firm and determines whether to re-engage our current firm. As part of its evaluation, the audit committee considers, among other factors, the quality and efficiency of the services provided by the firm, including the performance, technical expertise, industry knowledge and experience of the lead audit partner and the audit team assigned to our account; the overall strength and reputation of the firm; the firm’s capabilities relative to our business; and the firm’s knowledge of our operations. PKF O’Connor Davies, LLP has served as our independent registered public accounting firm since August, 2023 . Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors and providing audit and permissible non-audit related services. Upon consideration of these and other factors, the audit committee has appointed PKF O’Connor Davies, LLP to serve as our independent registered public accounting firm for the year ending December 31, 2025. If our stockholders do not ratify the selection, it will be considered as notice to the Board of Directors and the audit committee to reconsider its appointment.

Representatives of PKF O’Connor Davies, LLP are not expected to attend the Annual Meeting or to have an opportunity to make a statement or be available to respond to appropriate questions from stockholders.

Audit, Audit-Related and All Other Fees

The following table sets forth the aggregate fees billed by PKF O’Connor Davies, LLP for the fiscal years ending December 31, 2025 and 2024, respectively, as described below:

	2025	2024
Audit and Related Fees	$402,727	$620,472
Tax Fees	$4,651	$21,299
Total	$407,378	$641,771

Audit Committee’s Pre-Approval Policies and Procedures

The Audit Committee mandate requires that the Audit Committee pre-approve any retainer of the auditor of the Company to perform any non-audit services to the Company that it deems advisable in accordance with applicable legal and regulatory requirements and policies and procedures of the Board. The Audit Committee is permitted to delegate pre-approval authority to one of its members; however, the decision of any member of the Audit Committee to whom such authority has been delegated must be presented to the full Audit Committee at its next scheduled meeting.

Audit Committee Report

The Audit Committee has reviewed and discussed our financial statements for the fiscal year ended December 31, 2025 with both management and PKF, our independent registered public accounting firm. In its discussion, management has represented to the Audit Committee that our financial statements for the fiscal year ended December 31, 2025 were prepared in accordance with generally accepted accounting principles.

The Audit Committee meets with our independent registered public accounting firm, with and without management present, to discuss the results of their annual audit and quarterly reviews, our internal controls and the overall quality of our financial reporting. The Audit Committee has discussed with our independent registered public accounting firm the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.

The Audit Committee has received the written disclosures and the letter from our independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has considered and discussed with PFK Certified Public Accountants, such firm’s independence and the compatibility of the non-audit services provided by the firm with its independence.

Based on the Audit Committee’s review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board that the audited financial statements be included in the 2025 Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

Submitted by the Audit Committee of the Board of Directors:

Mr. Douglas Maine (Chair of the audit committee)
Mr. Gary Cohen
Mr. Alan Black

Vote Required

The affirmative vote of the majority of votes cast in person at the Annual Meeting and entitled to vote, present by means of remote communication in a manner authorized by the Board of Directors in its sole discretion, or by proxy is required to approve the Auditor Ratification Proposal. Abstentions will have no effect on the outcome of the vote.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE AUDITOR RATIFICATION PROPOSAL.

DIRECTORS AND OFFICERS

The following is a list of our directors and executive officers, as of October 29, 2026, as well as nominee for Class II Director to be submitted to the vote of our stockholders at the Annual Meeting, along with the specific information required by Rule 14a-3 of the Securities Exchange Act of 1934:

Name	Age	Position
Allen Salmasi	72	Chief Executive Officer, Chairman of the Board, Class III Director
Greg Deisher	62	Acting Chief Financial Officer, Chief Operating Officer and Executive Vice President
Mark Tubinis	67	Chief Commercial Officer, Executive Vice President
Michael Salmasi	37	Chief Executive Officer of Veea Solutions Inc., Class I Director
Helder Antunes	63	Executive Vice President, Chief Revenue Officer
Kanishka Roy	51	Class III Director
Alan Black	66	Class II Director
Gary Cohen	70	Class I Director

Allen Salmasi is the Chairman and Class III director of the Board and CEO at Veea. Prior to co-founding Veea in 2014, Mr. Salmasi was the Chairman, Chief Executive Officer and President of NextWave Telecom Inc. and its spin-off, NextWave Wireless Inc. (“NextWave”), a San Diego-based company that he founded in 1996. In partnership with MCI Communications Corporation, NextWave developed and substantially implemented the first Mobile Virtual Network Operator (“MVNO”) service in the US. NextWave also acquired substantial spectrum assets in the US and other countries between 1996 and 2007. NextWave Telecom was acquired by Verizon in 2005 and, its spin-off, NextWave Wireless was acquired by AT&T in 2013. In 2012, prior to AT&T acquisition, PacketVideo Inc., a wholly owned subsidiary of NextWave, was sold to NTT DoCoMo and IPWireless Inc., another wholly owned subsidiary of NextWave, which was spun-off in 2008, was acquired by General Dynamics. NextWave, PacketVideo Inc. and IP Wireless, also pioneered several products and technologies that were acquired at various times such as an all IP-based packet-switched wireless broadband network equipment and devices based on TD-CDMA and OFDMA waveforms (4G/5G) as well as mobile media and streaming software platform that was adopted by Google for Android devices. During 2000s, its TD-CDMA was deployed in Eastern Europe as a “wireless Internet” network by Deutsche Telekom and in New York metro area, with an upgrade to 4G LTE as a public safety network after 9/11 (“NYCWiN”) with Northrop Grumman. Beginning 1988, at Qualcomm Incorporated, he served in various positions as the first President of its wireless business division (QCT), Chief Strategy Officer and a member of the Board of Directors, where he initiated and led the business development activities for the first digital cellular products, including its chipset and handset developments and production, based on Code Division Multiple Access (“CDMA”) technology, which became the first global wireless standard as 3G and gave birth to smartphones. Prior to Qualcomm, from 1983 to 1988, Mr. Salmasi was the Chief Executive Officer and President of Omninet Corporation, which developed and launched OmniTRACS product and services in 1985. As the first large scale commercial application of spread spectrum communications incorporating CDMA, OmniTRACS became the world’s first and largest commercial terrestrial mobile satellite communications service for two-way messaging, SCADA (IoT) and position reporting service. Omninet entered into a contract with Qualcomm, immediately after its formation in 1985, to manufacture OmniTRACS and then merged with Qualcomm in 1988. From 1979 to 1984, Mr. Salmasi was employed by the National Aeronautics and Space Administration (NASA) at Jet Propulsion Laboratory (JPL). He holds two Bachelor of Science degrees with honors in Electrical Engineering and Business Management and Economics from Purdue University and two Master of Science degrees in Electrical Engineering and Applied Mathematics from Purdue University and the University of Southern California, respectively. Mr. Salmasi is the Company’s founder and was selected to serve on our Board due to his industry experience, entrepreneurship and deep knowledge about the Company.

Greg Deisher is our Chief Operating Officer, EVP and Acting Chief Financial Officer. Mr. Deisher has served in senior financial and operational leadership roles for over 20 years including multiple professional experiences in Russia, China and South East Asia. From 2024 to 2026, Mr. Deisher served as the CFO of Wallarm Inc, a cybersecurity company specializing in API (Application Programming Interfaces) Security. From 2019 to 2024, Mr. Deisher served as the CFO of Vapor IO, Inc., an ultra low latency edge datacenter company. From 1990 to 1997, Mr. Deisher worked at PricewaterhouseCoopers (“PwC”), and during his tenure at PwC, he worked as a Senior Auditor at the PwC’s Dallas office, where he served oil & gas and banking clients, and he worked as a Senior Manager, Tax & Legal of the Almaty, Kazakhstan office, where he served clients consisted of international telecom, oil & gas (including ExxonMobil,

Chevron & Shell) and FMCGs (Unilever, P&G plus both Coca-Cola and Pepsi). Mr. Deisher obtained his bachelor’s degree from Texas Tech University and completed graduate studies in Chinese language and China studies at University of Texas, Austin. Mr. Deisher is a certified public accountant (CPA).

Mark Tubinis is our Executive Vice President and Chief Commercial Officer. Mr. Tubinis joined Veea in 2020. He is a seasoned technology executive recognized for building and managing global product and services organizations. He has broad experience in virtualized and cloud-based fixed and mobile service delivery (voice, video, data and IoT), and has worked in engineering management, product management, business development, and strategic planning and partnering over his career. He served as SVP of SeaChange International, an OTC-listed supplier of video delivery software, from October 2016 to January 2019; as the Chairman of the Board of Airfusion, a private AI driven data analytics company, from 2016 to 2020; and as a director of Classco, Inc., a specialist in Calling Line ID technologies, from 1996 to 2019. Since 2024, he has served as an advisor of zTouch, LLC, a private AI based network optimization and automation company. At Alcatel-Lucent (via acquisition of WaterCove Networks), Cedar Point Communications, Savant, SeaChange International and now Veea, Mr. Tubinis enjoys working with industry thought leaders to deliver innovative, award-winning solutions. Mr. Tubinis holds an MSEE/Computer Engineering and Communications from Massachusetts Institute of Technology (MIT) and a BSEE from Boston University.

Michael Salmasi serves as a Class I director of the Board. Michael Salmasi is a co-founder of Veea Inc. and has served on its board of directors since its inception. Michael has also served as CEO of Veea Solutions Inc., a subsidiary of Veea Inc., since 2013. In this role, Mr. Salmasi plays a leading role in a variety of initiatives and engages with the company’s business partners to deliver edge computing solutions to customers in a range of projects, including Smart Retail, Smart Buildings, and Smart Agriculture. Prior to co-founding Veea Inc., Mr. Salmasi worked at UBS Financial Services from 2009 to 2012. Mr. Salmasi holds a Master of Business Administration from New York University Stern School of Business. Mr. Salmasi is a co-founder of the Company and was selected to serve on our Board due to his industry experience and deep knowledge about the Company.

Kanishka Roy serves as Class III director of the Board. Mr. Roy is a technology and finance veteran, with over 20 years of experience as a technology investment banker, public company executive, and growth investor. From 2014 to 2019, Mr. Roy helped leading Software and Internet companies with mergers and acquisitions (M&A) and capital markets transactions. Mr. Roy also served as the Global Head of Tech M&A Origination for Morgan Stanley, where he was responsible for initiating large, industry-transforming mergers, helping clients take a long-term view of the competitive landscape and implementing winning M&A playbooks to maximize shareholder value. Over his career, Mr. Roy has participated in over $100 billion of M&A transactions. Most recently, from 2019 to 2020, he was Global CFO at SmartNews, a multi-billion-dollar private AI company with over 20 million monthly average users and led the strategic finance and growth of a rapidly growing company across multiple geographies. Mr. Roy started his career as a software engineer at two software startups, both of which were acquired by larger public companies, and also worked in executive strategy roles at IBM. Mr. Roy is also President, Chief Executive Officer, Secretary, Treasurer, and board member of Plum Acquisition Corp. III, a special purpose acquisition company traded on Nasdaq. Mr. Roy holds an undergraduate degree in Electrical & Computer Engineering and an MBA from the Tuck School of Business at Dartmouth. Mr. Roy was selected to serve on our Board due to his public company background, significant investment experience and background in a wide variety of industries.

Alan Black serves as a Class II director of the Board. Mr. Black founded Surfspray Capital, LLC in 2017 through which he has advised over a dozen companies including Looker Data Sciences where he served on the Board and was Chair of the Audit Committee (acquired by Google in 2019); Bill.com Holdings (2019 IPO), HashiCorp (2021 IPO), and private software companies including Intercom, Komodo Health, Mattermost, Netlify, Nozomi Networks, and others. He brings more than 35 years of experience as an executive leading public and private software enterprises, including IPO experience as CFO at Zendesk (2014 IPO) and Openwave Systems (1999 IPO). In between those companies, Mr. Black was President and CEO of Intelliden (acquired by IBM in 2010). Mr. Black currently sits on the boards of Nextiva, Matillion, and Plum Acquisition Corp. III. He holds a Bachelors of Commerce and a Graduate Diploma in Public Accountancy degrees from McGill University in Montreal, Canada, and serves on McGill’s Board of Advisors for the Western United States, co-chairing its Bursary Subcommittee. Mr. Black is now retired from active membership in the Institute of Chartered Accountants of Ontario (Canada) and Society of Certified Public Accountants (California), in which professional organizations he was a licensed member for over two decades. Mr. Black was selected to serve on our Board due to his public company background, significant investment experience and background in a wide variety of industries.

Helder Antunes serves as Company’s Executive Vice President and Chief Revenue Officer. Mr. Antunes is an entrepreneur, technologist, and executive with over 30 years of experience in Silicon Valley and around the world. Until May 2025, Mr. Antunes served as CEO of Crowdkeep, an Internet of Things (IoT) company specializing in asset, people, and condition tracking across multiple industries. From January 2019 to January 2024, Mr. Antunes was the CEO of Cyvolve. Mr. Antunes previously served as a Cisco executive for over 20 years, crucial in leading corporate innovation and in the development of many of Cisco’s many security products, such as IoS imbedded security, Cisco Virtual Office (CVO), and Dynamic Multipoint VPN, as well as leading projects like Cisco Connected Car, founding the OpenFog Consortium, and developing the reference architecture for all things IoT. A renowned expert in data security, Internet of Things (IoT), fog computing, and disruptive innovation, Mr. Antunes speaks at numerous conferences and symposiums around the world every year and has presented to the U.S. Congress, and the parliaments of countries like Norway and Portugal on the topics of technology and innovation. Mr. Antunes has also served as an advisor to the Government of Portugal and the Regional Government of the Azores, counseling on the topics of stimulating high tech development, fostering investment environments, and promoting science & technology education. Mr. Antunes was selected to serve on our Board due to his background in a wide variety of industries with a focus on IT.

Gary Cohen serves as a Class I director of the Board. Mr. Cohen is an experienced business leader with a background in global management. Mr. Cohen currently serves on the Board of Trustees for Northwell Health. Mr. Cohen has previously served on the President’s Council for Union College, the Global Advisory Board of Ragon Institute of MGH, MIT and Harvard, the Global Advisory Council of African Leadership University, US Advisory Council of African Leadership Academy, and Director and Treasurer of Gift of Hope USA. Mr. Cohen has been retired since 2014. Prior to retirement, Mr. Cohen was employed with IBM Corporation from 1978 to 2014 (with an 18-month gap). During his time at IBM Corporation, Mr. Cohen served as General Manager, Global Communications Sector, Chairman of IBM Africa, and Executive Leader of Global Alliances, among other roles. Mr. Cohen led IBM Corporation’s $12 billion business with telecommunications, energy and utilities, and media and entertainment clients worldwide, with particular focus in leading the development in Africa. Prior to that Mr. Cohen served as General Manager of IBM’s Pervasive Computing (IoT) business unit and before that was Vice President of Strategy. Furthermore, Mr. Cohen managed critical partnerships with businesses like SAP, Cisco, and Oracle. Mr. Cohen holds an MBA in Finance from New York University and a Bachelor of Science in Economics and Psychology from Union College. Mr. Cohen was selected to serve on our Board because of his long-time global business experience and leadership experiences.

Family Relationships

Except for Allen Salmasi, our CEO and chairman, who is the father of Michael Salmasi, our director and Chief Executive Officer of our subsidiary, Veea Solutions, Inc., there are no family relationships between any of the executive officers or directors of the Company.

Director or Officer Involvement in Certain Prior Legal Proceedings

Our directors and executive officers were not involved in any legal proceedings as described in Item 401(f) of Regulation S-K in the past ten years, except that we are aware of several non-material claims alleging unpaid fees under ordinary course vendor or contractor agreements.

Board Composition and Election of Directors

Our board of directors currently consists of five members. Under our Bylaws, the number of directors will be determined from time to time by our board of directors.

Director Independence

Nasdaq listing rules require that a majority of the board of directors of a company listed on Nasdaq be composed of “independent directors,” which is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship, which, in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. The Company’s Board has determined that each of Kanishka Roy, Gary Cohen and Alan Black is an independent director under the Nasdaq listing rules and Rule 10A-3 of the Exchange Act. In making these determinations, the Board considered the current and prior relationships that each non-employee director had with Veea and has with the Company and all other facts and circumstances the Board deemed relevant in determining independence, including the beneficial ownership of our Voting Stock by each non-employee director.

Classified Board of Directors

In accordance with our Certificate of Incorporation and Bylaws, our board of directors is divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. Our directors are divided among the three classes as follows:

•        the Class I directors are Gary Cohen and Michael Salmasi, and their terms will expire at the our 2028 annual meeting of stockholders;

•        the Class II director is Alan Black, and his term will expire at this Annual Meeting, and

•        the Class III directors are Allen Salmasi and Kanishka Roy, and their terms will expire at our 2027 annual meeting of stockholders.

Our Certificate of Incorporation and Bylaws provide that the authorized number of directors may be changed only by resolution of the board of directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our board of directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our company. Our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds of our outstanding voting stock entitled to vote in the election of directors.

Board Leadership Structure

The Board does not have a policy about whether the roles of Chairman of the Board and Chief Executive Officer should be separate or combined. Rather, the Board has flexibility to annually choose the leadership structure that it believes will provide the most effective leadership and oversight for the company and its growth strategy. The Nominating and Governance Committee routinely reviews our governance practices and Board leadership structure, and the Board selects the structure that it believes provides the most effective leadership and oversight for the company.

Role of the Board in Risk Oversight

Of the key functions of the Board is informed oversight of the Company’s risk management process. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various standing committees of the Board that address risks inherent in their respective areas of oversight. For example, the Company’s audit committee is responsible for overseeing the management of risks associated with the Company’s financial reporting, operational, privacy and cybersecurity, competition, legal, regulatory, compliance and reputational matters; and the Company’s compensation committee oversees the management of risks associated with our compensation policies and programs.

Board Committees

The standing committees of Company’s Board consists of an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. The composition of each committee is set forth below.

Audit Committee

The Company’s Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Exchange Act and consists of Gary Cohen, Alan Black and Kanishka Roy, each of whom is an independent director and is “financially literate” as defined under the Nasdaq listing standards. Alan Black serves as chair of the Audit Committee. The Company’s Board has determined that Mr. Black qualifies as an “audit committee financial expert,” as defined under rules and regulations of the SEC.

Compensation Committee

The Company’s Compensation Committee consists of Gary Cohen and Alan Black, who are independent directors under Nasdaq’s listing standards, and Gary Cohen serves as chair of the Compensation Committee.

Nominating and Corporate Governance Committee

The Company’s Nominating and Corporate Governance Committee consists of Kanishka Roy and Alan Black, each of whom is an independent director under Nasdaq’s listing standards, and Kanishka Roy serves as the chair of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for overseeing the selection of persons to be nominated to serve on the Board. The Nominating and Corporate Governance Committee considers persons identified by its members, management, stockholders, investment bankers and others.

The guidelines for selecting nominees are specified in the Nominating and Corporate Governance Committee Charter.

Compensation Committee Interlocks and Insider Participation

None of the members of the Company’s compensation committee has ever been an executive officer or employee of the Company. None of the Company’s executive officers currently serve, or have served during the last completed fiscal year, on the compensation committee or board of directors of any other entity that has one or more executive officers that will serve as a member of the Board or compensation committee.

Oversight of Cybersecurity Risks

The Company faces a number of risks, including cybersecurity risks and those other risks described under the section titled “Risk Factors” included in the 2025 Annual Report. The audit committee is responsible for overseeing the steps management has taken with respect to cybersecurity risk exposure. As part of this oversight, the audit committee will receive regular reports from management of the Company on cybersecurity risk exposure and the actions management has taken to limit, monitor or control such exposures at its regularly scheduled meetings. Management will work with third party service providers to maintain appropriate controls. We believe this division of responsibilities is the most effective approach for addressing the Company’s cybersecurity risks and that the Board leadership structure supports this approach.

Compensation Committee Interlocks and Insider Participation

None of the members of the Company’s compensation committee has ever been an executive officer or employee of the Company. None of the Company’s executive officers currently serve, or have served during the last completed fiscal year, on the compensation committee or board of directors of any other entity that has one or more executive officers that will serve as a member of the Board or compensation committee.

Corporate Governance Guidelines and Code of Business Conduct

The Board has adopted Corporate Governance Guidelines that address items such as the qualifications and responsibilities of its directors and director candidates and corporate governance policies and standards applicable. In addition, the Board has adopted a Code of Business Conduct and Ethics that applies to all of its employees, officers and directors, including its Chief Executive Officer, Chief Financial Officer and other executive and senior financial officers. The full text of the Company’s Corporate Governance Guidelines and its Code of Business Conduct and Ethics are posted on the Corporate Governance portion of the Company’s website at www.veea.com. Information contained on or accessible through the Company’s website is not a part of the Proxy Statement, and the inclusion of the Company’s website address in the Proxy Statement is an inactive textual reference only. The Company intends to make any legally required disclosures regarding amendments to, or waivers of, provisions of its code of ethics on its website rather than by filing a Current Report on Form 8-K.

Board Attendance

During the year of 2025, (a) the Board held 11 meeting(s) in 2025, 8 of which were attended by all incumbent members of the Board, and each of the audit committee and the compensation committee held one meeting in 2025, which was attended by all incumbent members of the respective committees. The nominating and corporate governance committee of the Board held no meetings in 2025 following consummation of the Business Combination.

Executive Sessions

Executive sessions, which are meetings of the non-management members of the Board of Directors, are regularly scheduled throughout the year. In addition, at least once a year, the independent directors meet in a private session that excludes management and any non-independent directors. The Chairman of the Board of Directors presides at each of these meetings and, in his absence, the non-management and independent directors in attendance, as applicable, determine which member will preside at such session.

Director Attendance at Annual Meeting of Stockholders

We do not have a formal policy regarding the attendance of our Board of Directors members at our annual meetings of stockholders, but we expect all directors to make every effort to attend any meeting of stockholders.

Communications with the Board of Directors

Any stockholder or any other interested party who desires to communicate with our Board of Directors, our non-management directors, or any specified individual director, may do so by directing such correspondence to the attention of the Secretary, Veea Inc., 164 E. 83rd Street, New York, NY 10028. The Secretary will forward the communication to the appropriate director or directors as appropriate.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and holders of more than 10% of the Company’s common stock to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company.

Based solely upon a review of copies of Section 16(a) reports and representations received by us from reporting persons, and without conducting any independent investigation of our own, in fiscal year 2025, all Forms 3, 4 and 5 were timely filed with the SEC by such reporting persons except for (i) Helder Antunes filed one late Form 4 covering one transaction, (ii) Mark Tubinis filed one late Form 4 covering one transaction, (iii) Michael Salmasi filed one late Form 4 covering one transaction, (iv) Allen Salmasi filed one late Form 4 covering one transaction, (v) Randal Stephenson filed one late Form 3, and (vi) Janice Smith filed one late Form 4 covering one transaction.

EXECUTIVE AND DIRECTOR COMPENSATION

2025 Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)		Option Awards(1) ($)	All Other Compensation ($)		Total ($)
Allen Salmasi	2025	—	—		—	—		—
Chief Executive Officer	2024	—	—		11,640,727			11,640,727

Janice K. Smith(3)	2025	229,158	—		19,871	10,000	(2)	259,029
Chief Operating Officer	2024	250,000	40,000	(4)	163,438	11,600	(2)	465,038

Mark Tubinis	2025	175,000	—		69,094	8,400	(2)	252,494
Chief Commercial Officer	2024	210,000	—		30,000	8428	(2)	248,428

____________

(1)      The amounts reported in this column do not reflect dollar amounts actually received by our named executive officers. Instead, these amounts reflect the grant date fair value of each stock option award granted, computed in accordance with the provisions of FASB ASC Topic 718. See Note 10, Stock Incentive Plans to the accompanying consolidated financial statements included elsewhere in our 2025 Annual Report for the assumptions used in calculating the grant date fair value of the stock option awards reported in this column.

(2)      Consists of Company 401(k) matching contributions.

(3)      On April 13, 2026, the Company entered into a transition agreement with Janice K. Smith, the Executive Vice President and Chief Operating Officer (the “Smith Transition Agreement”). Pursuant to the Smith Transition Agreement, on April 30, 2026, Ms. Smith resigned as the Executive Vice President and Chief Operating Officer of the Company. On the same date, Ms. Smith was engaged as Senior Operations Advisor for a transition period commencing on April 30, 2026 through December 31, 2026. Pursuant to the Smith Transition Agreement, Ms. Smith is entitled certain equity awards and cash bonus.

(4)      Consists of a special cash bonus in recognition of exceptional performance by Ms. Smith in 2024.

Stock Awards

Name	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity Incentive Plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Allen Salmasi(1)	—	—	—	$0
Janice K. Smith	—	—	—	$—
Mark Tubinis	—	—		$0
Name	Grant Date	Number of securities underlying unexercised options exercisable (#)	Number of securities underlying unexercised options unexercisable (#)	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date
Allen Salmasi	12/30/24	2,992,475	0	0	$3.89	12/30/28
Janice K. Smith	5/19/22	29,345	0	0	3.01	5/19/32
	5/10/24	18,013	0	0	9.07	5/10/34
	4/28/25	19,531	—	—	1.60	4/28/35
Mark Tubinis	12/31/19	15,695	—	—	2.75	12/31/29
	4/30/20	23,542	—	—	2.75	4/30/30
	5/19/22	9,975	—	—	3.01	5/10/32
	5/10/24	3,306	—	—	9.01	5/10/34
	4/28/25	16,406	—	—	1.60	4/28/35
	9/29/25			125,000	0.66	9/29/35

____________

(1)      All equity awards held by Mr. Salmasi are fully vested.

Narrative Disclosure to Summary Compensation Table

Base Salaries

In 2025 and 2024, as applicable, the named executive officers received annual base salaries to compensate them for services rendered to the Company. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities.

In 2024 the annual base salaries of Ms. Smith and Mr. Tubinis were $250,000 and $210,000, respectively, and were changed to $229,158 and $175,000, respectively, in 2025. Mr. Allen Salmasi did not receive an annual salary in 2023 and 2024. Effective August 1, 2025, the annual base salary of Ms. Smith was increased to $300,000.

Cash Bonuses

In 2025 and 2024 we did not have any formal arrangements with our named executive officers providing for annual cash bonus awards. Ms. Smith received a discretionary cash bonus in 2024, as discussed below.

CEO Equity Award

On December 30, 2024, the Board approved an equity award to Mr. Salmasi in the form of a non-qualified stock option to purchase 2,992,475 shares of common stock for an exercise price per share of $3.89, which was the fair market value of a share of common stock on the grant date. The award was fully vested and exercisable at the time of grant and expires December 30, 2028. The award was made in recognition of Mr. Salmasi’s exceptional performance and contributions to the Company and its subsidiaries.

2024 Special Bonus to Ms. Smith

On November 11, 2024, the Compensation Committee approved a discretionary special cash bonus in the amount of $40,000 to Ms. Smith, for her exceptional performance in fiscal year 2024. The special bonus was paid, less applicable tax withholding, in December 2024.

Director Compensation

The following table provides information for the compensation of our non-employee directors for the fiscal year ended December 31, 2025:

Name	Fees earned or paid in cash ($)(1)	Stock Awards ($)(2)(3)	Total ($)
Douglas Maine	57,500	160,000	313,500
Kanishka Roy	42,500	153,333	287,833
Alan Black	46,500	158,333	294,500
Gary Cohen	52,500	155,000	305,833

____________

(1)      Consist of fees earned but not paid in 2025 to the directors for 2025 director services.

(2)      As of December 31, 2025, the stock awards made to each non-employee director consisted of:

•        Douglas Maine received an RSU award of 150,000 shares for 2025 services as a director and an RSU award of 15,000 shares of stock in payment of earned but unpaid fees for 2024 services as a director;

•        Mr. Roy received an RSU award of 150,000 shares for 2025 services as a director and an RSU award of 3,333 shares of stock in payment of earned but unpaid fees for 2024 services as a director;

•        Mr. Black received an RSU award of 150,000 shares for 2025 services as a director and an RSU award of 5,000 shares of stock in payment of earned but unpaid fees for 2024 services as a director;

•        Mr. Cohen received an RSU award of 150,000 shares for 2025 services as a director and an RSU award of 8,333 shares of stock in payment of earned but unpaid fees for 2024 services as a director.

(3)      Consists of grants of RSUs. Reflects the aggregate grant date fair value of any RSUs granted, determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation — Stock Compensation. Assumptions used in the calculation of this amount are included in Note 10, Stock Incentive Plans to the Consolidated Financial Statements included in this Annual Report. This amount does not reflect the actual economic value that will ultimately be realized by each director.

The following table provides information for the compensation of our employee directors for the fiscal year ended December 31, 2025:

Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)(1)	Non-equity incentive plan compensation ($)	Non-qualified deferred compensation earnings ($)	All other Compensation ($)(2)	Total ($)
Michael Salmasi			6,876	—	—	190,000	196,876
Helder Antunes			46,115	—	—	50,000	96,115

____________

(1)      The amounts reported in this column do not reflect dollar amounts actually received by our named executive officers. Instead, these amounts reflect the grant date fair value of each stock option award granted, computed in accordance with the provisions of FASB ASC Topic 718. See Note 10, Stock Incentive Plans to the accompanying consolidated financial statements included elsewhere in this Annual Report for the assumptions used in calculating the grant date fair value of the stock option awards reported in this column.

(2)      Represents salary paid in 2025.

Our non-employee director compensation program provides for annual retainer fees and/or equity awards for our non-employee directors as summarized below. In 2025, non-employee directors earned annual cash retainers as set forth below. As of December 31, 2025, the retainers remained unpaid.

Position	Annual Cash Retainer
Non-Executive Member of Board	$35,000
Audit Committee Chair	15,000
Other Audit Committee Member	7,500
Compensation Committee Chair	10,000
Other Compensation Committee Member	5,000
Nominating and Corporate Governance Committee Chair	7,500
Other Nominating and Corporate Governance Member	4,000

Compensation under our non-employee director compensation policy will be subject to the annual limits on non-employee director compensation set forth in the 2024 Incentive Plan, as described above. Our board of directors or its authorized committee may modify the non-employee director compensation program from time to time in the exercise of its business judgment, taking into account such factors, circumstances and considerations as it shall deem relevant from time to time, subject to the annual limit on non-employee director compensation set forth in the 2024 Incentive Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our common stock, as of the Record Date by:

•        each person known by the Company to be the beneficial owner of more than 5% of the Company’s outstanding common stock, including shares of common stock underlying Series A Preferred Stock and Series A-1 Preferred Stock on an as-converted basis;

•        each of the Company’s named executive officers and directors; and

•        all of our executive officers and directors as a group;

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options, warrants and certain other derivative securities that are currently exercisable or will become exercisable within 60 days.

The percentage of beneficial ownership is based on 4,060,406 shares of common stock issued and outstanding as of the Record Date.

In accordance with SEC rules, shares of our common stock which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days of the date of the prospectus are deemed beneficially owned by the holders of such options and warrants and are deemed outstanding for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage of ownership of any other person.

Unless otherwise indicated, the business address of each of the entities, directors and executives in this table is 164 E. 83rd Street, New York, New York, United States. Unless otherwise indicated and subject to community property laws and similar laws, the Company believes that all parties named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name and Address of Beneficial Owners(1)	Common Stock. $0.0001 par value	Series A Convertible Preferred Stock. $0.0001 par value(2)	Series A-1 Convertible Preferred Stock. $0.0001 par value(2)	Amount and Nature of Beneficial Ownership(3)	% of Beneficial Ownership	% of Voting Stock
Directors and Executive Officers
Allen Salmasi(4)	1,056,229	212,000	41,329	6,581,654	68.7%	56.0%
Greg Deisher(5)	8,750	—	—	8,750		*
Mark Tubinis(6)	4,696	—	—	4,696	*	*
Helder Antunes(7)	46,618	—	—	46,618	*	*
Michael Salmasi(8)	17,972	—	—	17,972	*	*
Kanishka Roy(9)	202,041	—	—	202,041	4.9%	1.8%
Gary Cohen(10)	49,779	—	—	48,265	1.2%	*
Alan Black(11)	47,620	—	—	44,855	1.2%	*

5% Stockholders
NLabs Inc.(4)	6,245,203	212,000	41,329	6,245,203	66.2%	53.3%
All directors and executive officers as a group (8 individuals)	6,967,880	212,000	41,329	6,967,880	71.4%	58.2%

____________

*        Less than 1%.

(1)      Unless otherwise noted, the business address of each of the following entities or individuals is 164 E. 83rd Street, New York, New York, United States.

(2)      The Series A Convertible Preferred Stock and Series A-1 Convertible Preferred Stock vote with the common stock. Each share of Series A Convertible Preferred Stock is entitled to 16.13 votes. Each share of Series A-1 Convertible Preferred Stock is entitled to 9.94 votes, subject to adjustments resulting from any future stock splits. The Series A Convertible Preferred Stock and Series A-1 Convertible Preferred Stock have priority over the common stock in any liquidation preferences and the common stock has a claim to any liquidation distribution, subject to the priority claim of the Series A Convertible Preferred Stock and Series A-1 Convertible Preferred Stock. Series A Convertible Preferred Stock and Series A-1 Convertible Preferred Stock have identical dividend rights as the common stock. No dividends have been paid to date on any securities. There are no other classes of equity securities authorized and issued.

(3)      Beneficial ownership is determined in accordance with the rules of the U.S. Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Each of the beneficial owners listed above has direct ownership of and sole voting power and investment power with respect to the shares of our common stock.

(4)      Consists of, with respect to shares of common stock directly held by Mr. Salmasi and his affiliates, 869,401 shares held by NLabs Inc., an entity controlled by Mr. Salmasi and members of his immediate family (“NLabs”), 140,424 shares held by Salmasi 2004 Trust, the trustee of which is a member of Mr. Salmasi’s immediate family, 21,852 shares held directly by Mr. Salmasi, 24,553 shares held by Mr. Salmasi’s spouse, and, with respect to convertible securities held by Mr. Salmasi and his affiliates, options to purchase 149,623 shares of common stock held by Mr. Salmasi since December 2025, 261,954 shares issuable upon exercise of certain common warrants held by NLabs since August 2025, 1,868,764 shares of common stock issuable upon conversion of shares of Series A Preferred Stock held by NLabs since March 2026, 230,036 shares of common stock issuable upon conversion of 23,236 shares of Series A Preferred Stock held by 83rd Street LLC, an affiliate of Mr. Salmasi, since March 2026, 1,677,574 shares of common stock issuable upon exercise the NLabs 2026 Warrants held by NLabs since March 2026, 666,636 shares of common stock issuable upon conversion of 41,329 shares of Series A-1 Preferred Stock held by NLabs since June 2026, and 666,598 shares of common stock issuable upon exercise the NLabs 2026 Warrants held by NLabs since June 2026.

(5)      Includes option to purchase 8,750 shares, of which, 1562 options, equal to 25% of the 6,250 options granted on April 13, 2026, will be vested on the first anniversary of the grant date, of which, 4,688 options, equal to 75% of the 6,250 options, will be vested quarterly in equal tranche during the three years after the first anniversary of the grant date.

(6)      Includes options to purchase 4,696 shares, including 1,250 options, of which, 312 options, equal to 25% of the 1,250 options granted on June 1, 2026, will be vested on the first anniversary of the grant date, of which, 938 options, equal to 75% of the 1,250 options, will be vested quarterly in equal tranche during the three years after the first anniversary of the grant date, and excludes the options to purchase 6,250 shares that are subject to certain vesting schedules including shareholder approval and certain revenue target of the company.

(7)      Excludes the options to purchase 5,500 shares that are subject to certain vesting schedules including shareholder approval and certain revenue target of the company.

(8)      Includes options to purchase 1,250 shares and excludes the options to purchase 3,750 shares that are subject to certain vesting schedules including shareholder approval and certain revenue target of the company.

(9)      Includes (i) 49,264 shares issuable upon exercise of SPAC Private Placement Warrants and (ii) options to purchase 30,126, of which, (a) 18,796 options, granted on May 8, 2026, will be vested in entirety on the first anniversary of the grant date, (b) 6,879 options, granted on May 8, 2026, were fully vested upon grant, (c) 4,451 options, granted on August 10, 2026, were fully vested upon grant, and (d) 3,384 options, granted on October 21, 2026, were fully vested upon grant.

(10)    Includes options to purchase 32,792, of which, (a) 18,796 options, granted on May 8, 2026, will be vested in entirety on the first anniversary of the grant date, (b) 8,498 options, granted on May 8, 2026, were fully vested upon grant, (c) 5,498 options, granted on August 10, 2026, were fully vested upon grant, and (d) 4,180 options, granted on October 21, 2026, were fully vested upon grant.

(11)    Includes options to purchase 31,063, of which, (a) 18,796 options, granted on May 8, 2026, will be vested in entirety on the first anniversary of the grant date, (b) 7,397 options, granted on May 8, 2026, were fully vested upon grant, (c) 4,870 options, granted on August 10, 2026, were fully vested upon grant, and (d) 3,702 options, granted on October 21, 2026, were fully vested upon grant.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Certain Relationships and Related Person Transactions of Veea

NLabs 2026 Notes

On September 29, 2026, NLabs made unsecured loans to the Company. NLabs is our principal stockholder and an affiliate of Allen Salmasi, our Chief Executive Officer and Chairman of the board of directors. The loans were in the principal amount of $500,000, $500,000, $500,000 and $150,000, respectively, and evidenced by four Demand Promissory Notes (the “September 2026 Notes”).

On August 26, 2026, NLabs made unsecured loans to the Company. The loans were in the principal amount of $450,000, $450,000 and $250,000, respectively, and evidenced by three Demand Promissory Notes (the “August 2026 Notes”).

On July 30, 2026 and July 31, 2026, NLabs made unsecured loans to the Company. The loans were in the principal amount of $500,000 and $100,000, respectively, and evidenced by two Demand Promissory Notes (the “July 2026 Notes”).

Interest on each of the September 2026 Notes, August 2026 Notes and July 2026 Notes accrues and is payable at maturity at an annual rate equal to 10%, with interest calculated on the basis of a 365-day year and the actual days elapsed. The September 2026 Notes, August 2026 Notes and July 2026 Notes and accrued interests thereon are payable upon the earlier of December 31, 2026 and demand by NLabs. The Company may prepay the September 2026 Notes, August 2026 Notes and July 2026 Notes, in whole or in part, without penalty at any time. The proceeds of the notes are for working capital purposes.

NLabs Note Conversion Agreements

On June 25, 2026, the Company entered into a note conversion agreement (the “NLabs Note Conversion Agreement”) with NLabs, pursuant to which the principal and accrued interest under certain promissory notes evidencing loans made by NLabs to us were exchanged for (i) our shares of Series A-1 preferred stock, par value $0.0001 per share (the “Series A-1 Preferred Stock”) at an initial stated value of $100.00 per share and (ii) warrants to purchase shares of our common stock. On June 25, 2026, n notes having an aggregate value of $4,132,910.49 in principal and accrued interest were exchanged into (i) 41,329 shares of Series A-1 Preferred Stock, and warrants to purchase up to 13,331,969 shares of common stock at an exercise price of $0.31 per share, which warrants are first exercisable on January 1, 2027, and may be exercised until June 25, 2031. Each share of Series A-1 Preferred Stock is convertible into 323 shares of common stock, and the shares of Series A-1 Preferred Stock issued pursuant to the NLabs Note Conversion Agreement are convertible into up to 13,331,969 shares of common stock.

On March 30, 2026, in connection with the Company’s application to transfer its listing to The Nasdaq Capital Market, to ensure the Company’s compliance with the listing requirements of The Nasdaq Capital Market, the Company entered into separate conversion agreements with each of NLabs and 83rd Street pursuant to which (i) NLabs agreed to convert (x) $16,876,400 principal and accrued interest of outstanding notes issued to NLabs into 168,764 shares of Series A preferred stock, par value $0.0001 per share (the “Series A Preferred Stock”) and (y) $2,000,000 of the accrued rent owed to it in respect of the 164 East 83rd Street office lease into 20,000 shares of Series A Preferred Stock and (i) 83rd Street agreed to convert $2,323,600 of the accrued rent owed to it in respect of the 166 East 83rd Street office lease into 23,236 shares of Series A Preferred Stock. Under the terms of the conversion agreements, NLabs and 83rd Street are each entitled to certain registration rights with respect to the shares of common stock issuable upon conversion of the shares of Series A Preferred Stock.

In connection with the conversion, on March 30, 2026, the Company filed a Certificate of Designation with the Secretary of State of the State of Delaware to designate Series A Preferred Stock. Each share of Series A Preferred Stock is entitled to vote on an as converted basis along with the common stock, and holders of Preferred Stock are entitled to receive dividends that are economically equivalent to any dividends declared with respect to the common stock. Each share of Series A Preferred Stock is convertible into 198 shares of common stock, at the option of the holder.

Issuance of Warrants to NLabs

On March 30, 2026, in connection with the execution of the note conversion agreement and in consideration of NLabs’s entering into the note conversion agreement, the Company and NLabs entered into the No. 1 Amendatory Agreement to the NLabs 2025 Notes, pursuant to which (i) the face amount of each NLabs 2025 Note was amended to adjust such face amount to equal the “Adjusted Face Amount” of such NLabs 2025 Notes reflected on Schedule I thereof and (ii) the Company issued to NLabs a warrant to purchase 33,551,486 shares of the common stock at an exercise price of $0.503 per share. The warrants may be exercised commencing on October 1, 2026 until March 30, 2031.

NLabs 2025 Notes

From October 2025 through February 2026, NLabs made several unsecured loans to the Company aggregating $18,185,000. NLabs is a principal stockholder of the Company and an affiliate of the Company’s Chief Executive Officer. The loans are evidenced by separate Demand Promissory Notes. Interest on the notes accrue and is payable at maturity at an annual rate equal to 10%, with interest calculated on the basis of a 365-day year and the actual days elapsed. The note and accrued interest thereon is payable upon the earlier of March 31, 2026 and demand by NLabs. The Company may prepay the notes, in whole or in part, without penalty at any time. The proceeds of the notes were used by the Company for working capital including, without limitation, repayment of the Company’s line of credit facility with JP Morgan Chase Bank. On March 30, 2026, $16,876,400.00 of the outstanding NLabs 2025 Notes, together with accrued interest of $406,057, were converted into shares of Series A Preferred. In connection with the conversion transaction, the outstanding notes were amended to adjust the face amount of each such note, prior to conversion, to give effect to an additional discount of 13.04%, in line with the White Lion Note Purchase Agreement and (ii) provide for the issuance of warrants to purchase 33,551,486 shares of common stock at an exercise price of $0.503 per share.

2025 Public Offering

On August 12, 2025, the Company, entered into a Placement Agency Agreement with A.G.P./Alliance Global Partners (“AGP”) whereby AGP agreed to act, on a “reasonable best efforts” basis, as placement agent in connection with the Company’s registered public offering (the “2025 Offering”) of up to 9,239,096 shares of common stock, each with one accompanying 2025 Investor Warrant to purchase one share of common stock. The Company also entered into a securities purchase agreement with the investors who purchased the securities in the 2025 Offering.

Included in the aggregate securities purchased are (i) 3,239,096 shares of common stock and accompanying warrants that were issued to NLabs, an existing stockholder and an affiliate of the Company and the Company’s Chief Executive Officer, in exchange for the extinguishment of certain of the Company’s outstanding non-convertible promissory notes in the aggregate principal amount, plus accrued interest, of $3,239,096, and (ii) 2,000,000 shares of common stock and accompanying warrants that were issued to NLabs in consideration of cash payment made by NLabs, along with other investors participating in the offering.

Under the terms of the 2025 Offering, the Company agreed to sell each share with one accompanying warrant in the Offering at a public offering price of $1.00 per share with one accompanying warrant. The 2025 Investor Warrants are exercisable immediately upon issuance and have an initial exercise price of $1.10 per share, subject to certain adjustments, and will expire five years from the date of issuance. The warrants contain ownership limitations pursuant to which a holder does not have the right to exercise any portion of their warrants if it would result in the holder (together with its affiliates) beneficially owning more than 4.99% (or, at the election of the holder, 9.99%) of the Company’s outstanding common stock.

The 2025 Offering closed on August 14, 2025. The securities were registered pursuant to the registration statement on Form S-1 (File No. 333-288878), which was initially filed with the SEC on July 23, 2025, as amended, and which the Commission declared effective on August 12, 2025, and the registration statement on Form S-1MEF (File No. 333-289555), filed with the SEC on August 13, 2025.

As compensation for services rendered by AGP in connection with the 2025 Offering, the Company agreed to pay AGP an aggregate cash fee of (i) 7.0% of the aggregate gross proceeds raised in the 2025 Offering by the investors introduced by AGP plus (ii) 3.5% of the aggregate gross proceeds raised in the offering by the investors introduced by the Company. AGP received no cash fee for any securities purchased by NLabs in the 2025 Offering in satisfaction of the promissory notes. The Company agreed to reimburse AGP for up to $70,000 for its legal fees, and $10,000 for non-accountable fees and expenses.

The Company received gross proceeds from the 2025 Offering of approximately $6.0 million, before deducting placement agent fees and other estimated offering expenses payable by the Company. The net proceeds to the Company from the 2025 Offering, after deducting AGP’s fees and expenses and estimated offering expenses (excluding proceeds to the Company, if any, from the future exercise of the warrants), were approximately $5.3 million.

Lease Arrangements

On March 1, 2014, Private Veea entered into a sublease agreement with NLabs Inc., an affiliate of Private Veea’s CEO for office space for an initial term of five years. In 2018, Private Veea renewed the sublease for an additional five-year term with all other terms and conditions of the sublease remaining the same. The renewal term expired February 28, 2024 and was subsequently extended to December 31, 2026. Rent for the office space is accrued and not paid in cash. The Company recognized rent expense of $245,000 and $244,000 for each of years ended December 31, 2025 and 2024, respectively, which was classified as general and administrative expenses in the Company’s consolidated statements of operations and comprehensive loss. Accrued and unpaid rent expense included in the Company’s consolidated balance sheets was $1,958,400 as of December 31, 2025 and $1,713,600 as of December 31, 2024. On March 30, 2026 the outstanding accrued rent through such date in the total amount of $2,000,000, was converted into shares of the Company’s newly designated Series A Preferred.

In April 2017, Private Veea entered into a lease agreement with 83rd Street to lease office space for an initial term of two years. The sole member of 83rd Street is the Salmasi 2004 Trust. As of the dated of this proxy statement, the Salmasi 2004 Trust held approximately 3.5% of Veea’s shares of common stock issued and outstanding. Veea’s CEO is the grantor of the Salmasi 2004 Trust. In 2018, Private Veea renewed the lease for an additional five-year term, with all other terms and conditions of the lease remaining the same. The renewal term expired February 28, 2024, and was subsequently extended to December 31, 2026. Rent for the office space is accrued and not paid in cash. The Company recognized rent expense of $288,000 and $281,000 for the years ended December 31, 2025 and 2024, respectively, which is classified as general and administrative expenses in the Company’s consolidated statements of operations and comprehensive income (loss). Accrued and unpaid rent expense included in the Company’s consolidated balance sheets was $2,232,000 and $1,944,000 as of March 31, 2025 and December 31, 2024, respectively. On March 30, 2026, the outstanding accrued rent as of such date in the total amount of $2,323,600 was converted into shares of the Series A Preferred. As of June 30, 2026, accrued rent was $0.1 million.

Certain Relationships and Related Person Transactions of the Company

The board of directors of the Company has adopted a written related-party transactions policy that conforms with the requirements for issuers having securities listed on Nasdaq. Under the policy, the Company’s audit committee serves as the approval authority for related party transactions, provided that, if the related party is, or is associated with, a member of the audit committee, the Company’s nominating and governance committee will serve as the approval authority for such transaction. The Company’s legal department is responsible for compiling and maintaining a master list of related parties, disseminate the master list to function and department leaders, the Chief Financial Officer and individuals responsible for accounts payable and accounts receivable, and contracting personnel in the legal department. Any transaction that the Company intends to undertake with a related party will be submitted to the compliance officer for determination of what approvals are required under the related-party transactions policy, and the compliance officer will refer to the approval authority any related party transaction he or she determines should be considered for evaluation by the approval authority consistent with the policy. If the compliance officer becomes aware of a transaction with a related party that has not been previously approved or previously ratified under the policy that required such approval, the transaction will be submitted promptly to the approval authority for review.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR THE 2027 ANNUAL MEETING

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at the Annual Meeting pursuant to Rule 14a-8 under the Exchange Act must submit such proposals to the principal executive offices of the Company at 164 E. 83rd Street, New York, NY 10028, Attention: Secretary, not later than 5:00 p.m. Eastern Time on July 9, 2027.

Stockholders intending to present a proposal at our Annual Meeting, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in the Bylaws. The Bylaws require, among other things, that in the event that the date of the Annual Meeting is not more than 30 days in advance of or not later than 60 days after the anniversary of the previous year’s annual meeting, our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day prior to the anniversary of the preceding year’s annual meeting of stockholders. Therefore, we must receive notice of such a proposal or nomination for the Annual Meeting no later than the 5:00 p.m. Eastern Time on July 9, 2027, if the Annual Meeting is not more than 30 days in advance of or not later than 60 days after December 28, 2026. The notice must contain the information required by our Bylaws. On the other hand, in the event that the date of the Annual Meeting is at any other time, then our Secretary must receive such written notice not earlier than the close of business on the 120th day prior to the Annual Meeting and not later than the close of business on the later of: (1) the 90th day prior to the Annual Meeting; (2) the close of business on the tenth day following the first day we disclose the Annual Meeting date in a press release via a national news dissemination service or in a document filed with SEC pursuant to Section 13, 14, or 15(d) of the Exchange Act. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases notwithstanding the stockholder’s compliance with this deadline.

We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

HOUSEHOLDING

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies and helps the environment by conserving natural resources. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. You can also request prompt delivery of a copy of this Proxy Statement and the 2025 Annual Report by contacting Continental Stock Transfer & Trust Company. The transfer agent and registrar’s address is 1 State Street 30th Floor, New York, NY 10004-1571.

2025 ANNUAL REPORT

The accompanying Proxy Statement, along with our 2025 Annual Report, are available at ProxyVote.com.

Our 2025 Annual Report has also been filed with the SEC. It is available free of charge at the SEC’s website at www.sec.gov. Upon written request by a stockholder, we will mail without charge a copy of our 2025 Annual Report, including the financial statements and financial statement schedules, but excluding exhibits. All requests should be directed to the Secretary, Veea Inc., 164 E. 83rd Street, New York, NY 10028.

ANNEX A

AMENDMENT NO. 2
TO THE
2024 EQUITY INCENTIVE PLAN OF
VEEA INC.

This Amendment No. 2 (this “Amendment”) to the Veea Inc.’s 2024 Equity Incentive Plan (the “Plan”), is adopted by the Board of Directors (the “Board”) of Veea Inc., a Delaware corporation (the “Company”), effective as of ____, ____ (the “Amendment Effective Date”), subject to the approval of the Company’s stockholders. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to such terms in the Plan.

RECITALS

A.     The Company currently maintains the Plan.

B.      Pursuant to Section 18(a) of the Plan, the Board may amend, alter, suspend, or terminate the Plan at any time.

C.     The Board believes that it is in the best interests of the Company and its stockholders to amend the Plan, subject to stockholder approval, to increase the Plan Share Limit as set forth herein.

AMENDMENT

Subject to the approval of the Company’s stockholders, effective as of the Amendment Effective Date, Section 4(a) of the Plan is hereby amended in its entirety to read as follows:

“Basic Limitation. Subject to the provisions of Section 14, the maximum aggregate number of Shares that may be issued under the Plan shall be 750,000 shares, plus (B) an increase commencing on January 1, 2027 and continuing annually on each anniversary thereof through and including January 1, 2034, equal to the lesser of (i) three percent (3%) of the shares of common stock issued and outstanding on the last day of the immediately preceding calendar year and (ii) such smaller number of shares of common stock as determined by the Board or the Committee (the “Plan Share Limit”). The Shares subject to the Plan may be authorized but unissued or reacquired shares.”

Subject to the approval of the Company’s stockholders, this Amendment shall be and, as of the Amendment Effective Date, is hereby incorporated in and forms a part of the Plan.

Except as specifically set forth in this Amendment, there are no other amendments to the Plan, and the Plan shall remain in full force and effect.

A-1

VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on December 27, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/VEEA2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on December 27, 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. VEEA INC. 164 EAST 83RD STREET NEW YORK, NY 10028 T04780-P58855TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. VEEA INC. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEES, “FOR” PROPOSALS NOS. TWO AND THREE. 1. To elect the nominee listed below as a Class II director to serve for a three-year term that expires at the 2029 Annual Meeting of stockholders, or until the election and qualification of his successor in office, subject to his earlier death, resignation or removal. Nominee: Alan Black For With hold For Against Abstain 2. To approve an amendment to Section 4(a) of the Company’s 2024 Equity Incentive Plan (the “2024 Plan”) to increase the number of shares of common stock reserved for issuance with respect to awards granted under the 2024 Plan from 553,022 shares of common stock to 750,000 shares of common stock by adding 196,978 shares reserved for awards under the 2024 Plan. 3. To ratify the appointment of PKF O’Connor Davies, LLP as our independent registered public accounting firm for the year ending December 31, 2026. 4. To transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof. NOTE: In the event that there are insufficient votes for, or otherwise in connection with, the approval of the proposals, the Annual Meeting may be adjourned to a later date or dates to permit further solicitation and vote of proxies. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. T04781-P58855 VEEA INC. Annual Meeting of Stockholders to be held on December 28, 2026 10:00 A.M. ET. This proxy is solicited on behalf of the Board of Directors The undersigned stockholder(s) of VEEA INC., hereby appoint(s) Allen Salmasi, as proxy with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock, shares of Series A convertible preferred stock and shares of Series A-1 convertible preferred stock of VEEA INC., that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held virtually atwww.virtualshareholdermeeting.com/VEEA2026, at 10:00 A.M. ET on December 28, 2026, and any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS. Continued and to be signed on reverse side